Vanguard International Explorer™ Fund

Supplement Dated June 9, 2010, to the Prospectus Dated February 25, 2010

Vanguard International Explorer Fund Adds a New Investment Advisor

The board of trustees for Vanguard International Explorer Fund has added Wellington Management Company, LLP (Wellington Management) to the Fund’s investment advisory team. Wellington Management now manages a portion of the Fund’s assets. Schroder Investment Management North America Inc. (Schroders) continues to manage a majority of the Fund’s assets.

Wellington Management and Schroders each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard) will invest a small percentage of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. The Fund’s board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Investment Objective, Primary Investment Strategies, and Primary Risks

The Fund’s investment objective, primary investment strategies, and primary risks will not change.

Fees and Expenses

The addition of Wellington Management is expected to increase the Fund’s estimated total annual investment advisory fees (as a percentage of the Fund’s average net assets) to 0.24%, an increase of 0.01%. Note that this figure does not include any potential performance fee adjustment for either advisor and could change. However, the Fund’s estimated annualized expense ratio is expected to remain at 0.45% for the current fiscal year, as a result of an estimated slight reduction in nonadvisory expenses.

Prospectus Text Changes

The prospectus is revised as follows:

In the Fund Summary section, under “Primary Investment Strategies,” the current text is replaced with the following:

The Fund invests primarily in the equity securities of small-capitalization companies located in numerous countries outside the United States that the advisors believe offer the potential for capital appreciation. In doing so, each advisor considers, among other things, whether the company has the potential for above-average earnings growth, whether the company’s securities are attractively valued, and whether the company has a sustainable competitive advantage. The Fund uses multiple investment advisors.

In the Fund Summary section, under “Investment Advisor,” the subsection is renamed "Investment Advisors" and the following is added:

Wellington Management Company, LLP

In the Fund Summary section, under “Portfolio Manager,” the subsection is renamed "Portfolio Managers" and the following is added:

Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since 2010.

In the More on the Fund section, under “Security Selection,” the current text is replaced with the following:

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisors’ evaluations of companies and their financial prospects, the prices of the securities, and the stock market and economy in general.

Schroder Investment Management North America Inc. (Schroders) employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors. These company-specific factors include the company's potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities (compared with those of other companies and the market as a whole).

Schroders invests the Fund’s assets in non-U.S. small-cap companies that it believes offer the potential for capital appreciation. In doing so, Schroders considers, among other things, whether the company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. Schroders generally sells a security when its market price approaches the advisor’s estimate of fair value or when the advisor identifies a significantly more attractive investment candidate.

Wellington Management Company, LLP (Wellington Management) employs a traditional, bottom-up approach that is opportunistic in nature. This approach leverages Wellington Management’s global and regional research resources to identify both growth-oriented and neglected or misunderstood companies. Wellington Management’s philosophy is based on its core belief that global equity markets are inefficient. Wellington Management aims to exploit these inefficiencies through active stock selection. The vast majority of Wellington Management’s research is developed internally.

Wellington Management looks for companies that have a well-articulated business model, experienced management, a sustainable competitive advantage, and strong financial characteristics. Valuation analysis is performed using relevant industry metrics, and results are compared to global and local peer companies. Those companies with attractive, peer-relative characteristics are strong candidates for inclusion in the portfolio. Consideration is also given to size, liquidity, and volatility in the purchase process. Sell decisions are generally based on changing fundamentals or valuations, or on finding better opportunities elsewhere.

The Vanguard Group, Inc. (Vanguard) manages a small portion (approximately 3%) of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. Vanguard typically invests its portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. For more details, see “Other Investment Policies and Risks.”

In the More on the Fund section, under “Other Investment Policies and Risks,” the following text is added after the third paragraph:

Vanguard typically invests a small portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

In the Investment Advisors section, the following text is added immediately following the heading:

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the oversight of Vanguard and the Fund’s board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

In addition, the following text is added as a second bullet point:

• Wellington Management Company, , is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for more than 70 years. As of March 31, 2010, Wellington Management had investment management authority with respect to approximately $562 billion in assets. The firmwide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

Further, the following text replaces that of similar text:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets increase. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the S&P EPAC SmallCap Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Schroders pays 50% of its advisory fee to Schroder Limited for providing subadvisory services.

Also in the Investment Advisors section, the following text is added immediately following the paragraph about Mr. Dobbs:

Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 2002; has managed investment portfolios for Wellington Management since 2006; and has managed a portion of the Fund since 2010. Education: M.A., B.A., University of Oxford; M.B.A., University of Chicago.

© 2010 The Vanguard Group, Inc. All rights reserved.
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Vanguard Whitehall Funds

Supplement Dated June 9, 2010, to the Statement of Additional Information Dated February 25, 2010

Vanguard International Explorer™Fund Adds a New Investment Advisor

The board of trustees of Vanguard International Explorer Fund has added Wellington Management Company, LLP (Wellington Management) to the Fund’s investment advisory team. Wellington Management now manages a portion of the Fund’s assets. Schroder Investment Management North America Inc. (Schroders) continues to manage a majority of the Fund’s assets.

Wellington Management and Schroders each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that have adopted a multimanager structure, The Vanguard Group, Inc. (Vanguard) will invest a small percentage of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. The Fund’s board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Statement of Additional Information Text Changes

Under the heading “Investment Advisory Services,” the following text changes are made. The following text replaces similar text on page B-31: The Trust currently uses seven investment advisors:

• Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services for a portion of the assets in Vanguard Selected Value Fund.

• Chartwell Investment Partners, L.P., provides investment advisory services for a portion of the assets in Vanguard Mid-Cap Growth Fund.

• Donald Smith & Co., Inc. provides investment advisory services for a portion of the assets in Vanguard Selected Value Fund.

• Schroder Investment Management North America Inc. provides investment advisory services for a portion of the assets in Vanguard International Explorer Fund.

• The Vanguard Group, Inc. provides investment advisory services to Vanguard High Dividend Yield Index Fund.

• Wellington Management Company, , provides investment advisory services for a portion of the assets in Vanguard International Explorer Fund.

• William Blair & Company, L.L.C., provides investment advisory services for a portion of the assets in Vanguard Mid-Cap Growth Fund.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided, investment performance, and fair market value of services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended October 31, 2009 (March 31, 2010, for Wellington Management Company).

The following text replaces the first three paragraphs under the heading “II. Vanguard International Explorer Fund,” on page B-34:

Vanguard International Explorer Fund uses a multimanager approach. The Fund has entered into investment advisory agreements with its advisors to manage the investment and reinvestment of the portion of the International Explorer Fund’s assets that the Fund’s board of trustees determines to assign to each advisor. Hereafter, each portion is referred to as the Portfolio. In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio’s investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays each advisor, at the end of each of the Fund’s fiscal quarters, a base fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor’s Portfolio for the quarter. The base fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Standard & Poor’s EPAC SmallCap Index (the Index). The investment performance will be based on the cumulative return of each Portfolio over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

A. Schroder Investment Management North America Inc. (Schroders)

Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. U.S. Holdings Inc., is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England.

On page B-36, the following text is inserted immediately before the heading “III. Vanguard Mid-Cap Growth Fund”:

B. Wellington Management Company, LLP (Wellington Management)

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm, which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for more than 70 years.

1. Other Accounts Managed

Simon H. Thomas manages a portion of the International Explorer Fund; as of March 31, 2010, the Fund held assets of $2.2 billion. As of March 31, 2010, Mr. Thomas managed two other registered investment companies with total assets of

$380 million, eight other pooled investment vehicles with total assets of $311 million, and five other accounts with total assets of $268 million. None of these accounts had advisory fees based on account performance.

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio’s manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Wellington Management Portfolio (the Portfolio Manager), generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Wellington Management Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a fashion similar to that of Wellington Management Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings as those of the Wellington Management Portfolio.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio, or make investment decisions that are similar to those made for the Wellington Management Portfolio, both of which have the potential to have an adverse impact on the Wellington Management Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling the same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Wellington Management Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings before public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees that are, or have the potential to be, higher (in some cases significantly higher) than the fees Wellington Management receives for managing the Wellington Management Portfolio. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified here.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade-allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the portion of the Fund it manages as set forth in the Investment Advisory Agreement between Wellington Management and the Trust. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Wellington Management Portfolio.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio compared to that of the Standard & Poor’s EPAC SmallCap Index over one- and three-year periods, with an emphasis on three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation. Incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate, based on factors other than account performance.

4. Ownership of Securities

As of March 31, 2010, Mr. Thomas did not own any shares of the International Explorer Fund.

On page B-40, the following text is inserted as the 2nd paragraph under the heading “V. Duration and Termination of Investment Advisory Agreements”:

The initial investment advisory agreement with Wellington Management for Vanguard International Explorer Fund is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2010 The Vanguard Group, Inc. All rights reserved.
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